EXHIBIT 23.12
                         CONRAD C. LYSIAK
                  Attorney and Counselor at Law
                      601 West First Avenue
                            Suite 503
                   Spokane, Washington   99201
                          (509) 624-1475
                       FAX: (509) 747-1770





                             CONSENT


          I HEREBY CONSENT to the inclusion of my name and my opinion in connection with the Form SB-2/A-5 Registration
Statement filed with the Securities and Exchange Commission as attorney for the registrant, Ancona Mining Corporation.

          DATED this 28th day of March, 2001.

                              Yours truly,


                              /s/ Conrad C. Lysiak